Exhibit 10


                   OFFICERS AND/OR TRUSTEES DEFERRED FEE PLAN

                                    ARTICLE I
                      BACKGROUND PURPOSE AND EFFECTIVE DATE
                      -------------------------------------


Section 1.01  Background and Purpose of the Plan, Certain Definitions
---------------------------------------------------------------------

First Real Estate Investment Trust of New Jersey, a New Jersey business trust (the "Trust"), has established the Officers and Trustees: Deferred Fee Plan (the "Plan") to allow its Officers and Trustees the opportunity to defer payment of all or a portion of the fees they receive for serving as an Officer and/or Trustee of the Trust.

Section 1.02  Effective Date and Term
-------------------------------------

         The Plan is effective as of November 1, 2000, and shall remain in effect until otherwise amended or terminated by the Board of Trustees of the Trust.

                                   ARTICLE II

CONTRIBUTIONS

Section 2.01  Deferred Fees
---------------------------

         With respect to each month, beginning with November, 2000, and continuing during the period in which this Plan remains in effect, the Trust shall credit an Officer and/or Trustee Deferred Fee Account, as hereinafter defined, with the amount of future fees such Officer and/or Trustee elects in writing (on a form provided by the Trust) to defer (hereinafter "Deferred Fees"). Each officer and trustee can elect to defer all or a portion of his or her annual fees and/or his or her meeting fees. Except in the case of the year 2000, an election to defer shall be made prior to the calendar year for which it is effective. With respect to the year 2000, an election to defer shall be made not later than November 15, 2000 and shall be effective with respect to fees that are earned subsequent to the date of the election. An election shall be irrevocable with respect to the calendar year to which it applies (or, in the case of the year 2000, for the remainder of 2000) and shall remain in effect for future calendar years unless a new election is made by such Officer and/or Trustee effective with respect to a calendar year and delivered to the Trust by the December 31 preceding such calendar year, or except to the extent set forth in the next sentence. In the event an Officer and/or Trustee has elected an in-service distribution date on a prior year's deferral form and fails to file a new deferral form for the current deferral period so that the previously elected in-service distribution date is then 24 months or less from the current deferral period, the Officer and/or Trustee will be deemed to have filed a new election for the current deferral period to have the amounts deferred for such period paid to him at retirement. The crediting of the amounts deferred under this Plan shall be made on the date on which such amounts would otherwise have been paid to the Officer and/or Trustee.

                                   ARTICLE III
                             ACCOUNT AND INVESTMENT
                             ----------------------

                      Section 3.01 The Deferred Fee Account
                      -------------------------------------

     1. Maintenance of the Account. The Trust shall maintain for each Officer and/or Trustee who has elected to defer fees pursuant to Section 2.01 one or more accounts (the "Deferred Fee Account(s)") to which it shall credit all amounts allocated thereto in accordance with Section 2.01. Each Officer's and/or Trustee's Deferred Fee Account(s) shall be adjusted no less often than quarterly to reflect the net market value of assets in the Deferred Fee Account(s) under
Section 2.01 and pursuant to Section 3.02. Such adjustments shall be made until no amounts remain in the Deferred Fee Account(s).

     2. A Deferred Fee Account does not constitute a trust fund or escrow.

     3. Each Officer's and/or Trustee's interest in his or her Deferred Fee Account(s) is limited to the right to receive payments under this Plan, and the Officer's and/or Trustee's position is that of a general unsecured creditor of the Trust.

Section 3.02  Power to Invest
-----------------------------

     1. The Deferred Fee Account(s) shall be credited with interest on the amount in such account at the beginning of every month at a rate equal to the lower of the Composite Prime Rate as published from time to time in the Wall Street Journal, as determined on November 1, February 1, May 1 and August 1 of each year, or nine (9%) percent. The Committee in its sole discretion may permit an Officer and/or Trustee to request that the amounts represented by one or more of his or her Deferred Fee Account(s) be invested in equity securities, fixed income securities, money market accounts and cash, as the Trust shall from time to time allow as permitted investments under the Plan (an "Alternative Investment"). Any request by an Officer and/or Trustee as to an Alternative Investment shall be made in writing to the Committee and is subject to the discretion of the Committee. The Deferred Fee Account(s) shall be credited with earnings or losses (if any) based on the Alternative Investment selected, and as and for the period as reported to the Committee. Amounts invested in an Alternative Investment are not guaranteed by the Trust, and are subject to the risk of loss of principal and earnings. The Committee shall determine the frequency with which an Officer and/or Trustee may change his or her Alternative Investments.

     2. Any change in net market value of assets in the Deferred Fee Account(s) shall be reflected in the Deferred Fee Account(s) on a quarterly basis (or on such less frequent basis as reported to the Trust as to the Alternative Investment).

     3. The Trust shall not be liable to the Officer and/or Trustee or his or her beneficiary for any loss or other claim arising under this Plan except for that caused by its gross negligence or willful misconduct.

Section 3.03  Vesting
---------------------

     At all times an Officer and/or Trustee shall have a 100% nonforfeitable right to the amounts credited to his or her Deferred Fee Account(s); provided that neither an Officer and/or Trustee nor his or her Beneficiary shall be entitled to receive any amount in the Officer's and/or Trustee's Deferred Fee Account(s) if it is determined at any time that Officer and/or Trustee engaged in a dishonest act in the Officer's and/or Trustee's relationship with the Trust.

                                   ARTICLE IV
                                    BENEFITS
                                    --------


Section 4.01  Payment of Benefits
---------------------------------

     1. At Retirement Age. At the time of entering into a deferral election, an Officer and/or Trustee may elect to receive all or a part of his or her Deferred Fee Account(s), including adjustments that continue to be made pursuant to
Article III (the "Plan Benefit") at the later of the retirement age specified by the Officer and/or Trustee in his deferral election, or actual retirement. After attainment of such retirement age or actual retirement, the value of the Plan Benefit, shall be paid to him in a lump sum, or in a number of substantially equal annual installments (not to exceed 10), as elected by an Officer and/or Trustee at the same time and in the same manner as the election to defer is made pursuant to Section 2.01. Such payments shall commence on the first day of the first calendar year following the Officer's and/or Trustee's attainment of retirement age or actual retirement of the Officer and/or Trustee, whichever is later.

     Upon Cessation of Service as an Officer and/or Trustee. Following an Officer's and/or Trustee's cessation of service as an Officer and/or Trustee for any reason prior to retirement (as set forth above) or death (the date of which shall be referred to as the "Date of Cessation") the Trust shall, at the election of the Officer and/or Trustee as set forth in his deferral election, pay to the Officer and/or Trustee the Plan Benefit, in a lump sum or a number of substantially equal annual payments (not to exceed 10), as elected by the Officer and/or Trustee at the same time and in the same manner as the election to defer is made pursuant to Section 2.01, Such payments shall commence on the first day of the calendar year after the Date of Cessation of the Officer and/or Trustee.

     In-Service Distributions. At the time of entering into a deferral election, an Officer and/or Trustee may elect to receive all or a part of his or her Plan Benefit as an in-service distribution at some designated time in the future, provided that the in-service distribution date shall be no earlier than the January 1st of the calendar year that is at least two years following the year for which the deferral election is made. All amounts deferred, including earnings thereon, for which a specific in-service distribution year ("In-Service Distribution Year") is elected, shall be allocated to a Deferred Fee Account that will be maintained separately from the Deferred Fee Account(s) maintained under (a) or (b) above. If amounts are deferred in two or more separate calendar years but are designated for distribution in the same In-Service Distribution Year, then such amounts shall be allocated to the same Deferred Fee Account. Upon attainment of the In-Service Distribution Year, Plan Benefits designated for the in-service distribution shall be paid to an Officer and/or Trustee in a lump sum, or in a number of substantially equal annual installments (not to exceed 10), as elected by an Officer and/or Trustee at the same time and in the same manner as the election to defer is made pursuant to Section 2.01. Such payments shall commence on the first day of the In-Service Distribution Year.

     Change in Control. An Officer and/or Trustee may also, solely to the extent permitted by the Committee, direct that all of the amounts then allocated to the Officer's and/or Trustee's Deferred Fee Account(s) be distributable to the Officer and/or Trustee upon a Change in Control of the Trust. For purposes of this Plan, a Change in Control shall be deemed to have occurred, if at any time, the Trust shall be acquired by any other Real Estate Investment Trust, a limited liability company, partnership, corporation or other person or group.

     Change in Payment Election. Notwithstanding the preceding provisions of this Section 4.01 to the contrary, an Officer and/or Trustee may subsequently elect, in such form and manner as prescribed by the Committee, that the amounts credited to one or more of his Deferred Fee Account(s) be distributed commencing on a date other than that originally selected, provided that any such election is modified at least twelve (12) months (and more than one calendar year) prior to (i) the date payments would otherwise commence (other than on account of an Unforeseeable Emergency or a Change in Control) or (ii) the Officer's and/or Trustee's termination of service for any reason as a member of the Board or as an Officer of the Trust. For these purposes, a change in election on December 31, 2009 for benefits to be paid on January 1, 2011 (rather than on January 1,
2015) will satisfy the foregoing because the change is made at least 12 months prior to the new distribution date and there is an intervening calendar year (i.e., 2010) between the time of the the Committee, that the amounts credited to his or her Deferred Fee Account(s) be paid in any one of the forms of benefit payment provided under this Section in lieu of the form of payment initially modification and the new distribution date. Further, notwithstanding the preceding provisions of this Section to the contrary, an Officer and/or Trustee may also subsequently elect, in such form and manner as may be prescribed by selected, provided that any such election is made at least twelve (12) months (and more than one calendar year) prior to the earlier of the date payments would otherwise commence (other than on account of an Unforseen Emergency or a Change in Control) or the Officer's and/or Trustee's termination of service for any reason as a member of the Board or as an Officer of the Trust.

Section 4.02  Upon Death
------------------------

1. Prior to Commencement of Payment of the Benefit. In the event of the death prior to the commencement of payment of the Plan Benefit under Section 4.01, of an Officer and/or Trustee, the Trust shall pay the Plan Benefit to the Officer's and/or Trustee's Beneficiary, in a lump sum payment or in that number of substantially equal annual payments (not to exceed 10) as elected by the Officer and/or Trustee in his deferral election form. The Survivor Benefit shall be payable at the time specified in the deferral election.

1. After Commencement of Payment of the Benefit. In the event of the death of an Officer and/or Trustee after commencement of the Payment of the Plan Benefit under Section 4.01, the Trust shall continue Payment of the remaining balance of the Plan Benefit to the Officer's and/or Trustee's Beneficiary in the same manner and at the same times as if the Officer and/or Trustee had not died.

Section 4.03  Unforeseeable Emergency
-------------------------------------

1. In the case of an unforeseeable emergency, as defined below, an Officer and/or Trustee may submit a written request to the Committee for (1) a cessation of deferrals under this Plan and a distribution of all or a part of his or her Deferred Fee Account(s) prior to the date benefits otherwise would be payable, or (2) an acceleration of the payment of installment payments which have already begun. Withdrawals or acceleration because of an unforeseeable emergency shall be permitted only to the extent reasonably necessary to satisfy the emergency.

1. An unforeseeable emergency is a severe financial hardship resulting from extraordinary and unforeseeable circumstances arising as a result of one or more recent events beyond the control of the Officer and/or Trustee. The need to send the Officer's and/or Trustee's child to college or the desire to purchase a residence will not be considered unforeseeable emergencies. Withdrawals or acceleration will not be permitted to the extent such emergency is or may be relieved: (1) through reimbursement or compensation by insurance or otherwise,
(2) by liquidation of the Officer's and/or Trustee's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or
(3) by cessation of deferrals under this Plan.

                                    ARTICLE V
                                 ADMINISTRATION
                                 --------------

     The Plan shall be administered by a Committee appointed by the Board of Trustees of the Trust (hereinafter the "Committee"). The initial Committee shall consist of the members of the Executive Committee. The Committee shall be authorized to interpret the Plan and to make decisions regarding any questions arising thereunder. Any such interpretation or decision of the Committee shall, unless overruled or modified by the Board of Trustees, be final, conclusive and binding upon all Officers and/or Trustees of the Trust and its subsidiaries and upon any person claiming benefits or rights under the Plan by or through any such individual. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under the Plan. The Committee may, in its discretion, designate a person or persons to carry out such duties or functions as the Committee determines. Notwithstanding any provision of the Plan to the contrary, any duty or function which may be performed by the Committee or its delegates under the Plan may instead be performed by the Board of Trustees if the Board of Trustees so determines in its sole discretion.

                                   ARTICLE VI
                      AMENDMENT, SUSPENSION, OR TERMINATION
                      -------------------------------------

Section 6.01  Amendment, Suspension, or Termination
---------------------------------------------------

     The Board of Trustees of the Trust may amend, suspend or terminate the Plan, in whole or in part, at any time and from time to time by resolution adopted at a regular or special meeting of such Board, and only in such manner.

Section 6.02  No Reduction
--------------------------

     No amendment, suspension or termination shall operate to adversely affect the existing accrued benefit of any Officer and/or Trustee who is in service or the Plan Benefit otherwise available to an Officer and/or Trustee if the Officer and/or Trustee had ceased being an Officer and/or Trustee as of the effective date of such amendment, suspension, or termination. Any Benefit determined as of such date shall continue to be adjusted for net market value of assets remaining in the Deferred Fee Account(s) adjusted as provided in Article III and payable as provided in Article IV.


                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS
                            ------------------------

Section 7.01  Beneficiary
-------------------------

     "Beneficiary" shall mean any one or more persons, corporation or trusts, or any combination thereof, last designated by an Officer and/or Trustee to receive the Benefit provided under this Plan. Any designation made hereunder shall be revocable, shall be in writing either on a facsimile of the form annexed hereto as Schedule 1 or in a written instrument containing the information requested in
Schedule 1, and shall be effective when delivered to the Trust at its principal office. If the Trust in its sole discretion determines that there is not a valid designation, the Beneficiary shall be the executor or administrator of the Officer's and/or Trustee's estate.

Section 7.02  Nonassignability
------------------------------

     The interest of any person under this Plan (other than the Trust) shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, attachment or encumbrance, or to the claims of creditors of such person, and any attempt to effectuate any such actions shall be void.

Section 7.03 Interest of Officer and/or Trustee
-----------------------------------------------

     The Officer and/or Trustee and any Beneficiary shall be, in respect to the Deferred Fee Account(s) and any Plan Benefit to be paid, and shall remain, simply a creditor of the Trust in the same manner as any other creditor having a general claim for compensation, if and when the Officer's and/or Trustee's or Beneficiary's rights to receive payments shall mature and become payable. At no time shall the Officer and/or Trustee be deemed to have any right, title or interest, legal or equitable, in any asset of the Trust, including, but not limited to, any investments which represent amounts credited to the Deferred Fee Account(s).

Section 7.04  Withholding
-------------------------

     The Trust shall have the right to deduct or withhold from the Plan Benefits paid under this Plan all taxes which may be required to be deducted or withheld under any provision of law (including, but not limited to, Social Security payments, income tax withholding and any other deduction or withholding required by law) now in effect or which may become effective any time during the term of this Plan.

Section 7.05  Exclusivity of Plan
---------------------------------

     This Plan is intended solely for the purpose of deferring fees to the Officer and/or Trustee to the mutual advantage of the parties. Nothing contained in this Plan shall in any way affect or interfere with the right of an Officer and/or Trustee to participate in any other benefit plan in which he or she may be entitled to participate.

Section 7.06  No Right to Continued Service
-------------------------------------------

     This Plan shall not confer any right to continued service on an Officer and/or Trustee of the Trust.

Section 7.07  Notice
--------------------

     Each notice and other communication to be given pursuant to this Plan shall be in writing and shall be deemed given only when (a) delivered by hand, (b) transmitted by facsimile (provided that a copy is sent at approximately the same time by registered or certified mail, return receipt requested), (c) received by the addressee, if sent by registered or certified mail, return receipt requested, or (d) by Express Mail, Federal Express or other overnight delivery service, to the Trust at its principal office and to an Officer and/or Trustee at the last known address of such Officer and/or Trustee (or to such other address or facsimile number as a party may specify by notice given to the other party pursuant to this Section).

Section 7.08  New Jersey Law Controlling
----------------------------------------

     This Plan shall be construed in accordance with the laws of the State of New Jersey.

Section 7.09  Binding on Successors
-----------------------------------

     This Plan shall be binding upon the Officers and/or Trustees and the Trust, and their heirs, successors, legal representatives and assigns.

                FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

                            OFFICERS AND/OR TRUSTEES

                              Deferral of Fees Form



Name:__________________________________________________________________________

Address: ______________________________________________________________________

         ______________________________________________________________________


Telephone (daytime) _________________________

Social Security Number: _____________________


I am an _____OFFICER _____TRUSTEE of First Real Estate Investment Trust of New Jersey

I elect to defer the following fees in the following amounts or percentages:

TYPE OF FEE                                   AMOUNT OR PERCENTAGE DEFERRED
-----------                                   -----------------------------

Officer's annual fee       __________         _____________________________

Officer's meeting fee      __________         _____________________________

Trustee's annual fee       __________         _____________________________

Trustee's meeting fee      __________         _____________________________


Date of this election:____________________


Officer's Signature:_______________________________________________________


Trustee's Signature:_______________________________________________________


Received by:(Signature) ___________________________________________________


Date:__________________________    Title:______________________________________

                            OFFICERS AND/OR TRUSTEES

                             Payment Election Form


With respect to the fees deferred pursuant to my Deferral of Fees dated _________________, I, ________________, hereby elect to have my Plan Benefit commence and the form of Plan Benefit payment to be as follows:


1.   Retirement Benefit
     ------------------

     I elect to receive my Plan Benefits as follows:

     Benefit to commence: At retirement age of _________, or actual retirement, if later.

     Benefit to be paid: (check one)   [__]Lump sum   [__] Installments over ___
                                                           years (not to exceed
                                                           10).

1.   Termination Benefit
     -------------------

     If my employment terminates before I am eligible to retire, I elect to receive my benefits as follows:

     Benefit to commence:  [___] At termination  [___] At the retirement age set forth above.

     Benefit to be paid: (check one) [___] Lump sum [___] Installments over ___
                                                          years (not to exceed
                                                          10).

1.   In-Service Distribution
     -----------------------

     I elect to receive my Plan Benefit during service as follows:

     Benefit to commence in ____ calendar year (must be at least 2 calendar years after the year for which deferrals are made.)

     Benefit to be paid: (check one) [__] Lump sum  [__] Installments over ____
                                                         years (not to exceed
                                                         10).

1.   Survivor Benefit
     ----------------

     If my death occurs prior to commencement of my retirement benefit, I elect to have survivor benefits paid as follows:

     Benefit to commence:  [___] Immediately  [___] When it would have been otherwise paid to me
                                                    as elected above.

     Benefit to be paid: [___] Lump sum  [___] Installments over ____ years (not to exceed 10).

I designate the following as my beneficiary:___________________________________

Payment Election Form
Page 2

1.   Change in Control
     -----------------

     If a Change in Control occurs, I elect to receive my Plan Benefit paid as follows:

     Benefit to commence:  [___] Immediately  [___] When it would have been otherwise paid to me
                                                    as elected above.

     Benefit to be paid: [___] Lump sum  [___] Installments over ____ years (not to exceed 10).


I understand that if I change in the date at which a Plan Benefit is to commence, the change shall supersede the date of payment herein selected. Any such change must be made on forms provided by the Company and must be made at least twelve (12) months (and more than one calendar year) prior to the earlier of (i) the date payments would otherwise commence (other than on account of an Unforeseeable Emergency or a Change in Control as defined in the Plan) or (ii) my termination of service for any reason as a member of the Board.

I understand that if I change the form of Plan Benefit payment, the change shall supersede the form of payment herein selected. Any change must be made on forms provided by the Company and must be made at least twelve (12) months (and more than one calendar year) prior to the earlier of (i) the date payments would otherwise commence (other than on account of an Unforeseeable Emergency or a Change in Control as defined in the Plan) or (ii) my termination of service for any reason as a member of the Board.


Dated:


Officer's  Signature: ________________________________________________________


Trustee's Signature: _________________________________________________________

                            OFFICERS AND/OR TRUSTEES

                        Change of Payment Election Form


With respect to the fees deferred pursuant to my Deferral of Fees dated _____________, ____________, I hereby elect to change the date at which my Plan Benefit is to commence and/or the form of Plan Benefit payment as follows:


1.   Retirement Benefit
     ------------------

     I elect to receive my Plan Benefits as follows:

     Benefit to commence: At retirement age of _________, or actual retirement, if later.

     Benefit to be paid: (check one)   [__]Lump sum   [__] Installments over ___
                                                           years (not to exceed
                                                           10).

1.   Termination Benefit
     -------------------

     If my employment terminates before I am eligible to retire, I elect to receive my benefits as follows:

     Benefit to commence:  [___] At termination  [___] At the retirement age set forth above.

     Benefit to be paid: (check one) [___] Lump sum [___] Installments over ___
                                                          years (not to exceed
                                                          10).

1.   In-Service Distribution
     -----------------------

     I elect to receive my Plan Benefit during service as follows:

     Benefit to commence in _____ calendar year (must be at least 2 calendar years after the year for which deferrals are made.)

     Benefit to be paid: (check one) [__] Lump sum  [__] Installments over ____
                                                         years (not to exceed
                                                         10).

1.   Survivor Benefit
     ----------------

     If my death occurs prior to commencement of my retirement benefit, I elect to have survivor benefits paid as follows:

     Benefit to commence:  [___] Immediately  [___] When it would have been otherwise paid to me
                                                    as elected above.

     Benefit to be paid: [___] Lump sum  [___] Installments over ____ years (not to exceed 10).

Change of Payment Election Form
Page 2

1.   Change in Control
     -----------------

     If a Change in Control occurs, I elect to receive my Plan Benefit paid as follows:

     Benefit to commence:  [___] Immediately  [___] When it would have been otherwise paid to me
                                                    as elected above.

     Benefit to be paid: [___] Lump sum  [___] Installments over ____ years (not to exceed 10).


I understand that any change in the date at which a Plan Benefit is to commence shall supersede the date of payment previously selected, provided it is made at least twelve (12) months (and more than one calendar year) prior to the earlier of (i) the date payments would otherwise commence (other than on account of an Unforeseeable Emergency or a Change in Control as defined in the Plan) or (ii) my termination of service for any reason as a member of the Board.

I understand that any change in the form of Plan Benefit payment shall supersede the form of payment previously selected, provided it is made at least twelve
(12) months (and more than one calendar year) prior to the earlier of (i) the date payments would otherwise commence (other than on account of an Unforeseeable Emergency or a Change in Control as defined in the Plan) or (ii) my termination of service for any reason as a member of the Board.


Dated:


Officer's  Signature: ________________________________________________________


Trustee's Signature: _________________________________________________________

                                 Amendment No. I
                                 ---------------

                   Officers and/or Trustees Deferred Fee Plan
                   ------------------------------------------

     This Amendment No. I to the Officers and/or Trustees Deferred Fee Plan (the "Plan") is made as of November 1, 2000.

     1. Article III, Section 3.02, Paragraph 1 of the Plan is amended to read as follows:

     Section 3.02 Power to Invest

     1. The Deferred Fee Account(s) shall be credited with interest, at the rate of nine percent (9.0%) per annum, on November 1, February 1, May 1 and August 1 of each year; interest to be compounded on a quarterly basis. The Committee, in its sole discretion, may permit an Officer and/or Trustee to request that the amounts represented by one or more of his or her Deferred Fee Account(s) be invested in equity securities, fixed income securities, money market accounts and cash, as the Trust shall from time to time allow as permitted investments under the Plan (an "Alternative Investment"). Any request by an Officer and/or Trustee as to an Alternative Investment shall be made in writing to the Committee and is subject to the discretion of the Committee. The Deferred Fee Account(s) shall be credited with earnings or losses (if any) based on the Alternative Investment selected, and as and for the period as reported to the Committee. Amounts invested in an Alternative Investment are not guaranteed by the Trust, and are subject to the risk of loss of principal and earnings. The Committee shall determine the frequency with which an Officer and/or Trustee may change his or her Alternative Investments.

     2.   All other terms and conditions of the Plan remain as stated therein.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment No. I as the authorized Officer of First Real Estate Investment Trust of New Jersey pursuant to the resolution adopted on January 31, 2001 by the Executive Committee of the Board of Trustees.


ATTEST:

                                             FIRST REAL ESTATE INVESTMENT TRUST


__________________________________        by: __________________________________
William R. DeLorenzo, Jr.                        Robert Hekemian, Chairman
Executive Secretary